J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware Real Return Fund

(Class R6 Shares)

(a series of JPMorgan Trust I)

Supplement dated October 15, 2013

to the Prospectus dated

August 16, 2013, as supplemented

Effective immediately, the third paragraph in the “Distributions and Taxes” section of the “Shareholder Information” section on page 19 of the JPMorgan Tax Aware Real Return Fund, Class R6 Shares prospectus is hereby deleted in its entirety and replaced with the following:

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund will distribute its net realized capital gains, if any, at least once a year. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-TARRR6-1013